UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2026

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

313 Datura Street, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 17, 2026, PSQ Holdings, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s preliminary financial results for the quarter and year ended December 31, 2025. A copy of this news release issued by the Company is furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 10, 2026, the Company received written notice from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the NYSE Listed Company Manual (i) Rule 802.01B, relating to the Company’s required minimum total market capitalization over a consecutive 30 trading-day period and minimum stockholders equity, and (ii) Rule 802.01C, relating to the minimum average closing price of the Company’s Class A common stock, par value of $0.0001 per share (the “Common Stock”), required over a consecutive 30 trading-day period.

The notice does not result in the immediate delisting of the Company’s Common Stock from the NYSE.

The Company intends to notify the NYSE within 10 business days of its intent to submit a business plan to address its non-compliance with Rule 802.01B and its intent to cure its non-compliance with Rule 802.01C. The Company also intends to respond to the NYSE within 45 days with a business plan that demonstrates compliance with Rule 802.01B within 18 months of receipt of the notice. If the NYSE accepts the business plan, the Company will be subject to quarterly monitoring for compliance with the business plan.  If the Company fails to comply with the business plan or the NYSE does not accept the business plan, the NYSE may commence suspension and delisting procedures.

The Company can regain compliance with Rule 802.01C at any time within the six-month cure period if, on the last trading day of any calendar month during the cure period, the Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. The Company intends to consider available alternatives to regain compliance.

On February 17, 2026, the Company issued a press release with respect to the receipt of the notice of non-compliance from the NYSE. A copy of this news release issued by the Company is attached hereto as Exhibit 99.2.

Forward-Looking Statements

All statements in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Company, including the Company’s ability to regain compliance with the NYSE Listed Company Manual. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. Recipients are cautioned not to put undue reliance on forward-looking statements. See the Company’s other filings with the Securities and Exchange Commission for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
99.1	Press Release Regarding Preliminary Financial Results, dated February 17, 2026.
99.2	Press Release Regarding NYSE Notice, dated February 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: February 17, 2026	By:	/s/ Dusty Wunderlich
	Name:	Dusty Wunderlich
	Title:	Chief Executive Officer